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                                                                     EXHIBIT 4.4

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

         NUMBER                                                                                                    SHARES
         RSG 2045                                                                                                 SPECIMEN

      COMMON STOCK                                                                                                COMMON STOCK

THIS CERTIFICATE IS TRANSFERRABLE
IN CHARLOTTE, NC AND NEW YORK, NY                            (PICTURE)                                          CUSIP 760759 10 0
                                                      REPUBLIC SERVICES, INC.
                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                                                                                   SEE REVERSE FOR
                                                                                                                   CERTAIN
                                                                                                                   DEFINITIONS

THIS CERTIFIES THAT


                                                            SPECIMEN


IS THE OWNER OF


                       FULLY-PAID AND NON-ASSESSABLE CLASS A SHARES OF THE COMMON STOCK, PAR VALUE $.01, OF
Republic Services, Inc. transferrable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares evidenced hereby are issued under and shall be subject to all of the provisions of the certificate of incorporation of the corporation and any amendments thereto copies of which are on file with the corporation and the transfer agent to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the transfer agent and registered by the registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Harris W. Hudson                                                                /s/ H. Wayne Huizenga

VICE CHAIRMAN AND SECRETARY                        [SEAL]                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Countersigned and Registered:
FIRST UNION NATIONAL BANK
     (CHARLOTTE, NC)


By                               Transfer Agent
                                  and Registrar,

                               Authorized Signature
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                            REPUBLIC SERVICES, INC.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR
OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE COMPANY
AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM--as tenants in common                       UNIF GIFT MIN ACT --______ Custodian _______
     TEN ENT--as tenants by the entireties                                   (Cust)           (Minor)
     JT TEN --as joint tenants with right of                                under Uniform Gifts to Minors
              survivorship and not as tenants                               Act ____________________
              in common                                                                (State)
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     Additional abbreviations may also be used though not in the above list.

     For value received, _______ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
     ----------------------------------------

     ----------------------------------------

     --------------------------------------------------------------------------
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASIGNEE)

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

                                                                        shares
     ------------------------------------------------------------------
     of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
     -----------------------------------------------------------------
     to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated
          -------------------------


                              -------------------------------------------------
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



     SIGNATURE(S) GUARANTEED:
                              -------------------------------------------------
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.